Filed pursuant to Rule 497(e)
File Nos. 333-182079 and 811-22712

PREMIER MULTI-SERIES VIT

Supplement dated June 30, 2017 to the

Statutory Prospectus for Premier Multi-Series VIT,

Dated May 1, 2017,

Disclosure Relating to NFJ Dividend Value Portfolio (the “Portfolio”)

Effective July 1, 2017 (the “Effective Date”), NFJ Investment Group LLC (“NFJ”), which had acted as sub-adviser to the Portfolio prior to the Effective Date, will merge with and into Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), the direct parent of NFJ and the primary adviser to the Portfolio. As of the Effective Date, AllianzGI U.S. will assume all services and responsibilities that had been provided by NFJ and the Portfolio will cease to have a sub-adviser. The merger will not result in any change to the manner in which investment advisory services are provided to the Portfolio, the personnel responsible for providing investment advisory services to the Portfolio or the personnel ultimately responsible for overseeing the provision of such services.

Conforming disclosure updates are hereby made throughout the prospectus for the Portfolio.

Please retain this Supplement for future reference.

Filed pursuant to Rule 497(e)
File Nos. 333-182079 and 811-22712

PREMIER MULTI-SERIES VIT

Supplement dated June 30, 2017 to the

Statement of Additional Information

Dated May 1, 2017

Disclosure Relating to NFJ Dividend Value Portfolio (the “Portfolio”)

Effective July 1, 2017 (the “Effective Date”), NFJ Investment Group LLC (“NFJ”), which had acted as sub-adviser to the Portfolio prior to the Effective Date, will merge with and into Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), the direct parent of NFJ and the primary adviser to the Portfolio. As of the Effective Date, AllianzGI U.S. will assume all services and responsibilities that had been provided by NFJ and the Portfolio will cease to have a sub-adviser. The merger will not result in any change to the manner in which investment advisory services are provided to the Portfolio, the personnel responsible for providing investment advisory services to the Portfolio or the personnel ultimately responsible for overseeing the provision of such services.

Conforming disclosure updates are hereby made throughout the Statement of Additional Information.

Disclosure Relating to All Series

Effective immediately, the following subsection is added to the section entitled “Investment of Assets”:

Interfund Lending

Pursuant to an exemptive order granted by the SEC (the “Order”), the Portfolios are authorized to enter into a master interfund agreement (the “Interfund Program”) with each other and other certain funds advised by AllianzGI U.S. For purposes of this subsection only, the term “Fund” includes the Portfolios and any fund advised by AllianzGI U.S. that is subject to the Order. The Interfund Program allows each Fund, whose policies permit it to do so, to lend money directly to and borrow money directly from other Funds for temporary purposes through the Interfund Program (each an “Interfund Loan”). Funds issuing Interfund Loans are referred to below as “Borrowing Funds,” and Funds acquiring Interfund Loans are referred to below as “Lending Funds.” All Interfund Loans would consist only of uninvested cash reserves that the Lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments. Although any future series of money market funds may, to the extent permitted by their investment policies, participate in the Interfund Program, they typically will not need to participate as borrowers because they rarely need to borrow cash to meet redemptions.

If a Fund has outstanding bank borrowings, any Interfund Loan to the Fund will: (i) be at an interest rate equal to or lower than the interest rate of any outstanding bank loan; (ii) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral; (iii) have a maturity no longer than any outstanding bank loan (and in any event not over seven days); and (iv) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the Lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the Lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the Borrowing Fund.

A Fund may make an unsecured borrowing under the Interfund Program if its outstanding borrowings from all sources immediately after the borrowing under the Interfund Program are equal to or less than 10% of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing under the Interfund Program will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after borrowing under the Interfund Program exceed 10% of its total assets, the Fund may borrow under the Interfund Program on a secured basis only. A Fund may not borrow under the Interfund Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Fund’s fundamental restriction or non-fundamental policy.

No Fund may lend to another Fund through the Interfund Program if the loan would cause the Lending Fund’s aggregate outstanding loans under the Interfund Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the Lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a Lending Fund and may be repaid on any day by a Borrowing Fund.

The limitations described above and the other conditions of the Order permitting Interfund Lending are designed to minimize the risks associated with Interfund Lending for both the Lending Fund and the Borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund under the Interfund Program, there is a risk that the Interfund Loan could be called on one day’s notice, in which case the Borrowing Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that the Borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a Lending Fund could result in a lost opportunity or additional lending costs. No Fund may borrow more than the amount permitted by its investment restrictions.

Please retain this Supplement for future reference.